SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2007
LAYNE CHRISTENSEN COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	0-20578	48-0920712

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1900 Shawnee Mission Parkway
Mission Woods, Kansas 66205
(Address of Principal Executive Offices)

(913) 362-0510
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Layne Energy, Inc. 2007 Stock Option Plan
     At the Annual Meeting of Stockholders of Layne Christensen Company (“Layne”, or the “Company”), held on June 7, 2007, the Company’s stockholders approved, among other things, the Layne Energy, Inc. 2007 Stock Option Plan (the “Energy Plan”). Subject to adjustment as provided in the Energy Plan and as explained below, no more than a total of 10,000 shares of Layne Energy, Inc. common stock are authorized for issuance under the Energy Plan in accordance with the provisions of the Energy Plan and subject to such restrictions or other provisions as the Committee may from time to time deem necessary. Mr. Colin B. Kinley, one of Layne’s executive officers, will participate in the Energy Plan.
     The following description of the Energy Plan does not purport to be complete and is qualified in its entirety by reference to the Energy Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference, and a form of the Nonqualified Stock Option Agreement to be used in connection with the Energy Plan, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.
General
     The objectives of the Energy Plan are to encourage the employees of Layne Energy, Inc. (“Layne Energy”) and the employees of our other affiliates to acquire a proprietary and vested interest in Layne Energy’s growth and performance and to assist us and Layne Energy in attracting and retaining key employees. The Energy Plan provides for grants of incentive stock options (“ISOs”), which are entitled to special tax treatment under Section 422 of the Internal Revenue Code (the “Code”), and non-qualified stock options (“NQSOs”), which are not entitled to such special tax treatment.
     The Energy Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974.
Administration
     Our Board of Directors will administer the Energy Plan. Our Board is permitted, however, to delegate its discretionary authority over the Energy Plan to a committee of the Board (the “Committee”), which, if such authority is delegated, will consist of at least two (2) directors, each of whom is a “non-employee director” (within the meaning of Rule 16b-3(b)(3) under the Securities Act of 1934) and an “outside director” (within the meaning of Code Section 162(m)). Members of the Committee may be removed at the discretion of the Board.
     The Committee is authorized to interpret the Energy Plan and to adopt rules from time to time to carry out the Energy Plan. The Committee also has the authority to (i) select the participants to whom options will be granted, (ii) determine the types of options to be granted and the number of shares covered by each option, (iii) set the terms and conditions of the options, and (iv) when initially establishing the terms for one or more stock options, determine the circumstances under which options may be canceled, forfeited or suspended. The Committee may also modify and amend the Energy Plan and appoint agents for the proper administration of the Energy Plan.

Shares Reserved for Options
     The aggregate number of shares of Layne Energy’s common stock, $0.01 par value, that may be issued pursuant to the Energy Plan is limited to 10,000 shares. The shares issued under the Energy Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares, and to the extent any options under the Energy Plan is exercised, terminates, expires or is forfeited without payment being made in the form of common shares, the shares subject to such option that were not so paid will again be available for distribution under the Energy Plan. In addition, any shares used for full or partial payment of the purchase price of shares with respect to which an option is exercised and any shares we withhold for the purpose of satisfying any tax withholding obligation (other than with respect to ISOs) will automatically become available under the Energy Plan and not count against the authorized limit.
     The number of shares authorized under the Energy Plan is subject to automatic adjustment due to changes resulting from payments of stock dividends or other distributions, stock splits, subdivisions, consolidations, combinations, reclassifications, recapitalizations and other corporate transactions in a manner that the Committee results in an equitable adjustment.
Eligibility and Limits on Options
     Any non-employee director, key employee of Layne Energy or an affiliate of Layne Energy or consultant of Layne Energy will be eligible to receive options under the Energy Plan. ISOs will not be granted to non-employee directors.
     Although no final determination has been made as to which of our or Layne Energy’s employees or non-employee directors will receive grants under the Energy Plan, the Committee anticipates granting an option to Mr. Kinley. No determination has been made as to the number of shares of Layne Energy common stock that would be covered by Mr. Kinley’s option and no determination has been made as to which of our or Layne Energy’s other employees will be eligible for grants under the Energy Plan; therefore, the benefits to be allocated to any individual other than Mr. Kinley, or the specific amount of any benefits to be provided to Mr. Kinley, are not presently determinable.
     The Energy Plan places limits on the maximum amount of shares with respect to options that may be granted in any one taxable year. Participants may not receive awards of options covering in the aggregate more than 5,000 shares in any one taxable year.
     In addition, the aggregate fair market value (as of the grant date) of common stock with respect to which ISOs are exercisable for the first time by a participant during any calendar year (under the Energy Plan or under any other equity plan of ours which qualifies as an incentive stock option plan under Code Section 422) may not exceed $100,000. To the extent such fair market value exceeds $100,000 during any calendar year, amounts in excess of $100,000 are treated as NQSOs.
General Terms of Options
     Each option granted to a participant under the Energy Plan will be evidenced by an option agreement entered by the participant and Layne Energy. The option agreement will specify the terms and conditions of the option, including the number of shares subject to the option, the form of consideration available to be paid upon exercise of the option, the effect on the option of a termination of employment, and all other matters.
     Options granted under the Energy Plan are not assignable or transferable by the participant except in the event of the participant’s death or incapacity and no option may be exercised more than ten years after its date of the grant. The Committee will establish the period of time within which the option, or portions thereof, may be exercised. Unless otherwise provided in an option agreement, in the event that there is a change in control (as defined in the Energy Plan), each option will, without regard to the option’s vesting schedule, automatically become fully exercisable, as of the date of such change in control.
     A participant may be granted one or more stock options, which will be designated as either ISOs or NQSOs, however, if the aggregate fair market value of the ISO shares exceeds $100,000 or the maximum limitation in effect at the time of the grant under Section 422(d) of the Code, such stock options in excess of such limit will be treated as NQSOs.
     Each option award agreement will state the option exercise price, which will be determined in each case by the Committee, but in no event may the price be less than the fair market value of the underlying Layne Energy stock on the option’s grant date.
     The Committee may provide that the Layne Energy shares issuable upon the exercise of an option are, under certain conditions, subject to restrictions whereby we or Layne Energy have (i) a right of first refusal with respect to such shares, (ii) specific rights or limitations with respect to the participant’s ability to vote such shares, or (iii) a right or obligation to repurchase all or a portion of such shares, which restrictions or obligations may survive a participant’s termination of employment.
Federal Income Tax Consequences
     Based on current provisions of the Code and the existing regulations thereunder, the anticipated U.S. federal income tax consequences of options granted under the Energy Plan are as described below. The following discussion is not intended to be a complete discussion of applicable law and is based on the U.S. federal income tax laws as in effect on the date hereof. State tax consequences may in some cases differ from those described below.
     Incentive Stock Options. ISOs are defined by Section 422 of the Code. A participant who is granted an ISO does not recognize taxable income either on the date of grant or on the date of exercise. Upon the exercise of an ISO, the difference between the fair market value of the shares received and the option price is, however, a tax preference item potentially subject to the alternative minimum tax.
     Upon disposition of shares acquired from the exercise of an ISO, long-term capital gain or loss is generally recognized in an amount equal to the difference between the amount realized on the sale or disposition and the exercise price. However, if the participant disposes of the shares within two years of the date of grant or within one year of the date of the transfer of the shares to the participant (a “Disqualifying Disposition”), then the participant will recognize ordinary income, as opposed to capital gain, at the time of disposition. In general, the amount of ordinary income recognized will be equal to the lesser of (a) the amount of gain realized on the disposition, or (b) the difference between the fair market value of the shares received on the date of exercise and the exercise price. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on the period of time the shares have been held.
     The Company is not entitled to a tax deduction upon either the exercise of an ISO or the disposition of shares acquired pursuant to the exercise of an ISO, except to the extent that the participant recognizes ordinary income in a Disqualifying Disposition. For alternative minimum taxable income purposes, on the later sale or other disposition of the shares, generally only the difference between the fair market value of the shares on the exercise date and the amount realized on the sale or disposition is includable in alternative minimum taxable income.
     If a participant pays the exercise price, in whole or in part, with previously acquired shares, the exchange should not affect the ISO tax treatment of the exercise. Upon the exchange, and except as otherwise described herein, no gain or loss is recognized by the participant upon delivering previously acquired shares to the Company as payment of the exercise price. The shares received by the participant, equal in number to the previously acquired shares exchanged therefore, will have the same basis and holding period for long-term capital gain purposes as the previously acquired shares. The participant, however, will not be able to utilize the prior holding period for the purpose of satisfying the ISO statutory holding period requirements. Shares received by the participant in excess of the number of previously acquired shares will have a basis of zero and a holding period which commences as of the date the shares are transferred to the participant upon exercise of the ISO. If the exercise of any ISO is effected using shares previously acquired through the exercise of an ISO, the exchange of the previously acquired shares will be considered a disposition of the shares for the purpose of determining whether a Disqualifying Disposition has occurred.
     Nonqualified Stock Options. A participant receiving a NQSO does not recognize taxable income on the date of grant of the NQSO, provided that the NQSO does not have a readily ascertainable fair market value at the time it is granted. In general, the participant must recognize ordinary income at the time of exercise of the NQSO in the amount of the difference between the fair market value of the shares on the date of exercise and the option price. The ordinary income recognized will constitute compensation for which tax withholding generally will be required. The amount of ordinary income recognized by a participant will be deductible by the Company in the year that the participant recognizes the income if the Company complies with the applicable withholding requirements.
     Shares acquired upon the exercise of a NQSO will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized, and the holding period for the shares generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the shares, the participant will recognize long-term capital gain or loss if the participant has held the shares for more than one year prior to disposition, or short-term capital gain or loss if the participant has held the shares for one year or less.
     If a participant pays the exercise price, in whole or in part, with previously acquired shares, the participant will recognize ordinary income in the amount by which the fair market value of the shares received exceeds the exercise price. The participant will not recognize gain or loss upon delivering the previously acquired shares to the Company. Shares received by a participant, equal in number to the previously acquired common shares exchanged therefore, will have the same basis and holding period for long-term capital gain purposes as the previously acquired shares. Shares received by a participant in excess of the number of such previously acquired shares will have a basis equal to the fair market value of the additional shares as of the date ordinary income is recognized. The holding period for the additional shares will commence as of the date of exercise or such other relevant date.
     Deductibility of Options. Section 162(m) of the Code places a $1,000,000 annual limit on the compensation deductible by the Company or a majority owned subsidiary paid to certain executives. The limit, however, does not apply to “qualified performance-based compensation.” We believe that awards of stock options to the executives subject to Code Section 162(m) will qualify for the performance-based compensation exception to the deductibility limit.
Other Information
     Upon the approval of Layne’s stockholders, the Energy Plan became effective as of March 29, 2007, and will remain in effect, subject to the right of our Board to amend or terminate the Energy Plan, until all shares subject to it have been purchased or acquired according to the Energy Plan’s provisions. No options will be issued under the Energy Plan after March 29, 2017, unless the Energy Plan is re-approved by Layne’s stockholders. Any options granted before the Energy Plan is terminated may extend beyond the expiration date.
     Our Board may amend the Energy Plan at any time, provided that no such amendment will be made without approval by Layne’s stockholders if such approval is required under applicable statutory or regulatory authority, or if the Company is advised by its counsel that stockholder approval is otherwise necessary or desirable. No amendment, modification or termination of the Energy Plan may adversely affect the rights of any participant under any then outstanding options granted under the Energy Plan without the consent of that participant.

Mineral Exploration Division Incentive Compensation Plan
     Also on June 7, 2007, the Board of Directors of Layne adopted a Mineral Exploration Division Incentive Compensation Plan, effective as of February 1, 2007 (the “Minerals Plan”). Mr. Eric R. Despain, one of Layne’s executive officers, will participate in the Minerals Plan.
     The Minerals Plan is an incentive compensation plan established and maintained for the purpose of providing additional incentive for the eligible employees to promote the best interests and most profitable operation of the Mineral Exploration Division (the “Division”). All salaried, non-clerical employees of the Division shall be eligible for participation in the Minerals Plan. The Minerals Plan shall be administered by a committee appointed by the Board of Directors of the Company.
     The incentive compensation to be allocated to the bonus pool established for each district or region within the Division and for the Division as a whole shall be based on certain performance benchmarks. Each fiscal year, each district and region within the Division and the Division as a whole shall be assigned a benchmark based on the earnings before interest and taxes (“EBIT”) of such respective district, region or Division. The amount of the bonus pool established for a fiscal year will be calculated based on the percentage of the EBIT benchmark achieved by each respective district, region, or the Division as a whole. The amount of the incentive award to be granted from the bonus pool to each participant in the Minerals Plan shall be determined by the committee, subject to certain maximum awards. For example, Mr. Despain cannot receive a cash incentive award in excess of 100% of his annual regular salary.
     The incentive compensation awards payable under the Minerals Plan will be paid in cash or, as permitted under the Company’s 2006 Equity Incentive Plan, in shares of restricted or unrestricted common stock of the Company, or a combination of any of the foregoing as determined by the Board of Directors of the Company or the Compensation Committee thereof. To the extent such award is payable in stock, a participant will receive the Company’s common stock, par value $.01 per share.
     The foregoing description of the Minerals Plan does not purport to be complete and is qualified in its entirety by reference to the Minerals Plan, which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

Amended and Restated Executive Incentive Compensation Plan
     At the Board of Directors meeting held on June 7, 2007, Layne’s Board also approved certain changes to the Company’s Executive Incentive Compensation Plan (the “Executive Plan”), with such changes to be effective as of February 1, 2007. The changes made to the Executive Plan included increases in the percentage of a participant’s annual regular salary that is paid as an incentive compensation award under the Executive Plan if the Company meets the performance targets that have been set by the Board for a particular fiscal year. Such percentage is referred to in the Executive Plan as the “Base Salary Percentage.” The Base Salary Percentage for the President of the Company was increased from 50% to 85%, and the Base Salary Percentage for the Chief Financial Officer and the General Counsel of the Company was increased from 37.5% to 60%. The Executive Plan was also amended to reflect that the President of the Mineral Exploration Division will now participate in the Minerals Plan rather than the Executive Plan. No other changes were made to the Executive Plan, and the previously disclosed performance targets set by the Board for the fiscal year ended January 31, 2008, remain unchanged. Andrew B. Schmitt, the Company’s President and CEO, Jerry W. Fanska, the

Company’s Chief Financial Officer, and Steven F. Crooke, the Company’s General Counsel, are the three executives of the Company that currently participate in the Executive Plan.
     The foregoing description of the Executive Plan does not purport to be complete and is qualified in its entirety by reference to the Executive Plan (as amended and restated), which is filed as Exhibit 10.4 hereto and incorporated herein by reference.

Departure of Director
     As explained in the Company’s Proxy Statement, dated May 4, 2007, John J. Quicke decided not to stand for re-election at the Company’s Annual Meeting of Stockholders held on June 7, 2007. As a result, Mr. Quicke’s term on the Company’s Board of Directors came to an end on June 7, 2007. In connection with the end of Mr. Quicke’s term, the Company reduced the size of its Board from eight members to seven effective upon the completion of the Company Annual Meeting of Stockholders on June 7, 2007.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

	(c)	Exhibits.

		10.1	Layne Energy, Inc. 2007 Stock Option Plan.

		10.2	Form of Nonqualified Stock Option Agreement to be used in connection with the Layne Energy, Inc. 2007 Stock Option Plan.

		10.3	Layne Christensen Company Mineral Exploration Division Incentive Compensation Plan.

		10.4	Layne Christensen Company Executive Incentive Compensation Plan (As Amended and Restated, Effective February 1, 2007).
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAYNE CHRISTENSEN COMPANY
Date: June 13, 2007	By:	/s/ A. B. Schmitt
		Name:	Andrew B. Schmitt
		Title:	President and Chief Executive Officer